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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                                October 31, 2000


                                   AETNA INC.
                              AETNA SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Connecticut                  1-11913                 02-0488491
        (Aetna Inc.)               (Aetna Inc.)               (Aetna Inc.)
        Connecticut                  1-05704                  06-0843808
   (Aetna Services, Inc.)       (Aetna Services, Inc.)    (Aetna Services, Inc.)
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                151 Farmington Avenue
                Hartford, Connecticut                         06156
                    (Aetna Inc.)                          (Aetna Inc.)
                151 Farmington Avenue
                Hartford, Connecticut                         06156
               (Aetna Services, Inc.)                 (Aetna Services, Inc.)
      (Address of Principal Executive Offices)             (Zip Code)

                                 (860) 273-0123
                                  (Aetna Inc.)
                                 (860) 273-0123
                             (Aetna Services, Inc.)
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On October 31, 2000, Aetna Services, Inc., a wholly-owned subsidiary of Aetna Inc., will be merged with and into Aetna Inc., with Aetna Inc. being the surviving entity.






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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AETNA INC.


Date: October 30, 2000                    By: /s/ Alan M. Bennett
                                             -----------------------------------
                                             Name:  Alan M. Bennett
                                             Title: Vice President and
                                                      Corporate Controller


                                          AETNA SERVICES, INC.


Date: October 30, 2000                    By: /s/ Alan M. Bennett
                                             -----------------------------------
                                             Name:  Alan M. Bennett
                                             Title: Vice President and
                                                      Corporate Controller




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